Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATE: January 2, 2023

DAVID M. LEUSCHEN

/s/ David M. Leuschen
David M. Leuschen

PIERRE F. LAPEYRE, JR.

/s/ Pierre F. Lapeyre, Jr.
Pierre F. Lapeyre, Jr.

RIVERSTONE MANAGEMENT GROUP L.L.C.

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Chief Commercial Officer

RIVERSTONE/GOWER MGMT CO HOLDINGS, L.P.

By: Riverstone Management Group, L.L.C., its general partner

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

RIVERSTONE HOLDINGS LLC

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

DECARBONIZATION PLUS ACQUISITION SPONSOR HOLDINGS IV LLC

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

DECARBONIZATION PLUS ACQUISITION SPONSOR IV LLC

By: Decarbonization Plus Acquisition Sponsor Holdings IV LLC, its sole and managing member

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

RIVERSTONE ENERGY GP V LTD.

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

RIVERSTONE GP V CAYMAN LLC

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

RIVERSTONE ENERGY PARTNERS V (CAYMAN), L.P.

By: Riverstone GP V Cayman LLC, its general partner

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

RIVERSTONE GLOBAL ENERGY AND POWER FUND V (CAYMAN), L.P.

By: Riverstone Energy Partners V (Cayman), L.P., its general partner

By: Riverstone GP V Cayman LLC, its general partner

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

RIVERSTONE V HAMMERHEAD HOLDINGS LLC

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

RIVERSTONE HOLDINGS II (CAYMAN), LTD.

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

RIVERSTONE ENERGY LIMITED INVESTMENT HOLDINGS, L.P.

By: Riverstone Holdings II (Cayman) Ltd., its general partner

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

REL IP GENERAL PARTNER LIMITED

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

REL IP GENERAL PARTNER LP

By: REL IP General Partner Limited, its general partner

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

REL BATAVIA PARTNERSHIP, L.P.

By: REL IP General Partner IP, its general partner

By: REL IP General Partner Limited, its general partner

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

REL BATAVIA HAMMERHEAD HOLDINGS LLC

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person

R5 HHR FS HOLDINGS LLC

/s/ Christina Shalhoub
Name: Christina Shalhoub
Title: Authorized Person